SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                             (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square>  Preliminary Proxy Statement
<square>  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
<checked-box>  Definitive Proxy Statement
<square>  Definitive Additional Materials
<square>  Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
     or <square>  <section>240.14a-12


                       DIGITAL POWER CORPORATION
           (Name of Registrant as Specified In Its Charter)

                 _____________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)    Proposed maximum aggregate value of transaction:_______
     5)    Total fee paid:________________________________________

<square> Fee paid previously with preliminary materials.

<square> Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:________________________________
     2)    Form, Schedule or Registration Statement No.:__________
     3)    Filing Party:__________________________________________
     4)    Date Filed:____________________________________________

                           DIGITAL POWER CORPORATION
                             41920 Christy Street
                              Fremont, CA  94538
                                (510) 657-2635



To the Shareholders of Digital Power Corporation:

      You are invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Digital Power Corporation ("Digital") which will be held on Wednesday, May 21, 1997, at 10:00 a.m. (PDT), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California, 94560.

      The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

      The Proxy Statement contains important information concerning the following two matters: (i) the election of the Board of Directors of Digital; and (ii) the retention of Hein + Associates, LLP as independent auditors of the Company. In addition, shareholders may transact such other business as may properly come before the Meeting or any adjournment thereof. I urge you to give these matters your close attention.

      We hope you will be able to attend the Meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date, and return the enclosed proxy promptly. You may, of course, revoke your proxy if you attend the meeting and choose to vote in person.

                                          Sincerely,

                                          Edward L. Lammerding
                                          Chairman of the Board

April 11, 1997

                           DIGITAL POWER CORPORATION
                             41920 Christy Street
                          Fremont, California  94538
                                (510) 657-2635

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 21, 1997

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Digital Power Corporation, a California corporation ("Digital" and/or the "Company"), will be held on Wednesday, May 21, 1997, at 10:00 a.m. (PDT), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California, 94560, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

      1. To elect five (5) directors to serve one-year terms or until their successors have been elected and qualified;

      2. To approve the retention of Hein + Associates, LLP, Certified Public Accountants, as the independent auditor of the Company; and

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only shareholders of record at the close of business on April 1, 1997, are entitled to notice of and to vote at the Annual Meeting of the Shareholders.


                                          By Order of the Board of Directors

                                          Edward L. Lammerding
                                          Chairman of the Board

April 11, 1997


YOU ARE CORDIALLY INVITED TO ATTEND DIGITAL'S ANNUAL MEETING OF SHAREHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                PROXY STATEMENT
                                      OF
                           DIGITAL POWER CORPORATION
                              41920 Christy Street
                              Fremont, CA  94538
                                (510) 657-2635

                    INFORMATION CONCERNING THE SOLICITATION

      This Proxy Statement is furnished to the shareholders of Digital Power Corporation ("Digital" or the "Company") in connection with the solicitation of proxies on behalf of Digital's Board of Directors for use at Digital's Annual Meeting of the Shareholders (the "Meeting") to be held on Wednesday, May 21, 1997, at 10:00 a.m. (PDT), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California, 94560, and at any and all adjournments thereof. Only shareholders of record on April 1, 1997, will be entitled to notice of and to vote at the Meeting.

      The proxy solicited hereby, if properly signed and returned to Digital and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" each of the five nominees for the Board of Directors, "FOR" the approval of Proposal No. 2, and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with Digital written notice of its revocation addressed to Philip G. Swany, Corporate Secretary, Digital Power Corporation, 41920 Christy Street, Fremont, California, 94538; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

      This solicitation of proxies is being made by Digital's Board of Directors. Digital will bear the entire cost of preparing, assembling, printing, and mailing proxy materials furnished by the Board of Directors to shareholders. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees, and agents of Digital may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which Digital will also bear. Digital will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Digital is held of record by such entities. In addition, Digital may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.

      A copy of Digital's Annual Report on Form 10-KSB for the year ended December 31, 1996, accompanies this proxy statement.

      This Proxy Statement and form of proxy were first mailed to shareholders on or about April 11, 1997.

                         RECORD DATE AND VOTING RIGHTS

      Digital is authorized to issue up to 5,000,000 shares of common stock, no par value. As of April 1, 1997, 2,520,775 shares of common stock were issued and outstanding. No shares of preferred stock are outstanding. Each share of common stock shall be entitled to one vote on all matters submitted for shareholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is April 1, 1997.

      The five nominees receiving the highest  number of votes shall be elected
as  directors.   The  affirmative  vote  of  a majority  of  the  common  stock represented and voting at the Meeting is necessary to approve Proposal No. 2.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. With respect to the appointment of Hein + Associates to serve as the Company's independent auditor for the 1997 fiscal year, shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, and FOR the appointment of Hein + Associates as independent auditor. Directors will be elected from nominees receiving the highest number of affirmative votes cast by the holders of Digital's common stock, voting in person or by proxy at the Annual Meeting; ratification of the retention of Hein + Associates as independent auditor will require the affirmative vote of the holders of a majority of the shares of common stock of Digital voting on such retention in person or by proxy at the Annual Meeting. Thus abstentions, because they will be counted in determining whether a quorum is present for the vote on both matters, will have no effect on the election of directors, but will have the effect of a no vote for the ratification of the retention of Hein + Associates as independent auditors. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have the same effect as an abstention.

      On any matter submitted to the vote of the shareholders other than the election of directors, each holder of common stock will be entitled to one vote, in person or by proxy, for each share of common stock held of record on Digital's books as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if the shareholder holding such shares has given notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

      If one of Digital's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees". Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

      A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates for the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.


                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

      The names and ages of the Executive Officers and Directors of the Company as of April 1, 1997, along with certain information about such persons, are set forth below. The Company's Bylaws provide for a Board of Directors of not less than five (5) nor more than nine (9) members, with the actual number to be set by resolution of the Board. There are currently five (5) members of the Board of Directors. Each of the Company's Directors is elected at the annual meeting of shareholders of the Company and serves until the next annual meeting when such person's successor is elected and qualified, or until such person's earlier death, resignation, or removal.

      Executive Officers are appointed by, and serve at the discretion of, the Board of Directors. Except as discussed below with respect to Robert O. Smith, the Company's Chief Executive Officer, the Company has no employment agreements with any of its Executive Officers or Directors. The Company has not paid any fees to the Directors for their services as Directors. The Directors do, however, receive stock options and warrants from the Company for their services. In August of 1996, each Director received warrants to purchase 20,000 shares of Common Stock at $5.00 per share for services as a Director. The Company has registered the Common Stock underlying such warrants. No family relationship exists between any of the Officers or Directors.

      The following table sets forth the persons nominated by the Board of Directors for election as Directors and certain information with respect to those persons.

Name                             Age           Position

Edward L. Lammerding             67      Chairman of the Board
Philip M. Lee                    73      Director
Thomas W. O'Neil, Jr.            67      Director
Robert O. Smith                  52      Director, Chief Executive Officer,
                                         and President
Claude Adkins                    54      Director, Executive Vice President,
                                         and Vice President-Engineering

      The term of office of each director of the Company is one year. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of Digital acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Digital.

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

      Directors will be elected from the nominees receiving the highest number of affirmative votes of the shares of Common Stock present and voting at the Annual Meeting. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights described under the caption "Record Date and Voting Rights", above.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE FIVE (5) ABOVE-LISTED NOMINEES.

BACKGROUND OF EXECUTIVE OFFICERS AND DIRECTORS.

EDWARD L. LAMMERDING. Mr. Lammerding is Chairman of the Board of the Company and has been a Director since 1989. Since November, 1995, Mr. Lammerding has also served as Chairman of the Board of Alternative Technology Resources, Inc., and from 1983 to the end of 1996 he served as Chairman of the Board of Sierra Resources Corporation, a venture capital investment firm which was voluntarily dissolved in December 1996. Currently, Mr. Lammerding is serving as a director or chairman of the board of three other organizations, including Public Affairs Information, Inc., a legislative bill reporting service, Unicube U.S.A., Inc., a hospital curtain manufacturer, and Fulton Water Co., a domestic water supply company. Mr. Lammerding also serves on the board of the Sacramento Host Committee of St. Mary's College, and the Marine Corps Historical Foundation. Mr. Lammerding received an A.B. in Economics from St. Mary's College.

PHILIP M. LEE. Mr. Lee has served as a Director of the Company since 1991. He has over 40 years experience in supermarket management and is a general partner of J & P Properties, a real estate management and investment company. Until recently, Mr. Lee was also a director of Sierra Resources Corporation. He received a certificate in management from American River College.

THOMAS W. O'NEIL, JR. Mr. O'Neil has served as a Director of the Company since 1991. He is a certified public accountant and has been a partner of Schultze, Wallace and O'Neil, CPAs, since 1991. Mr. O'Neil is a retired partner of KPMG Peat Marwick. Mr. O'Neil is also a director of the California Exposition and State Fair, Chairman of the Board of the Regional Credit Association, and a director of Alternative Technology Resources, Inc. Mr. O'Neil is a graduate of St. Mary's College.

ROBERT O. SMITH. Mr. Smith joined the Company in November 1989 as its Chief Executive Officer and as a Director, and in May 1996 he was also made President of the Company. From 1980 through 1989, Mr. Smith held various executive positions with Computer Products, Inc., a manufacturer of power conversion products and industrial automation systems (including positions as Vice President/Group Controller of the Power Conversion Group, General Manager of the Compower Division, and President of the Boschert subsidiary). From 1978 to 1980, Mr. Smith was Cost Accounting Manager at Harris Computer Systems. Mr. Smith received a B.S. in Business Administration from the Ohio University and completed numerous courses in the M.B.A. program at Kent State University.

CLAUDE ADKINS. Mr. Adkins was the Company's President from September 1987 to May 1996, and Executive Vice President and Vice President of Engineering from May 1996 to the present. Mr. Adkins has been responsible for marketing power supplies and for new product development for the Company since the inception of the power supply line of products. From August 1975 to January 1978, Mr. Adkins was a technical sales representative for Richards Associates, a manufacturer's representative organization in San Jose, California. He received an A.A. degree from El Camino Junior College, and a B.S. degree in Industrial Technology and Electronics from California State University at Long Beach.

PHILIP G. SWANY. Mr. Swany joined the Company as its Controller in 1981. In February 1992, he left the Company to serve as the Controller for Crystal Graphics, Inc., a 3-D graphics software development company. In September 1995, Mr. Swany returned to the Company where he was made Vice President-Finance. In May 1996, he was named Chief Financial Officer and Secretary of the Company. Mr. Swany received a B.S. degree in Business Administration - Accounting from Menlo College, and attended graduate courses in business administration at the University of Colorado.

COMMITTEES OF THE BOARD.

      The Board has an Audit Committee and a Compensation Committee. The Audit Committee consists of Messrs. Lammerding, Lee, and O'Neil, and the Compensation Committee consists of Messrs. O'Neil and Lee. The Board does not have a Nominating Committee.

      The primary functions of the Audit Committee are to review the scope and results of audits by the Company's independent auditors, the Company's internal accounting controls, the non-audit services performed by the independent accountants, and the cost of accounting services.

      The Compensation Committee administers the Company's 1996 Stock Option Plan and approves compensation, remuneration, and incentive arrangements for officers and employees of the Company.

      The Board met six times during 1996, and the Audit Committee and the Compensation Committee each met one time during 1996. Each Director attended at least seventy-five percent of the meetings of the Board and of the committees upon which he serves.

EXECUTIVE COMPENSATION.

      The following table sets forth the Compensation of the Company's president and chief executive officer during the past three years. No other officer received annual compensation in excess of $100,000.


                                               SUMMARY COMPENSATION TABLE
                                   Annual Compensation                         Awards                       Payouts

                                                                  Restricted    Securities          LTIP      All Other
Name and Principal                           Other Annual            Stock      Underlying         Payouts    Compensa-
Position             Year        Salary    Compensation ($)       Award(s) ($)   Options (#)         ($)        tion

Robert O. Smith      1996       $110,000          $0                   $0         61,500{(1)}        $0          $0
President and CEO    1995       $105,000          $0                   $0            0               $0          $0
                     1994       $100,000          $0                   $0            0               $0          $0


(1) In August 1996, Mr. Smith received options to acquire 61,500 shares of common stock at $1.80 per share pursuant to the 1996 Stock Option Plan. The options are subject to a two-year vesting period before they can be exercised.

      Effective October 1, 1996, the Company and Mr. Smith have entered into an employment contract which terminates on December 31, 1999. Under the terms of Mr. Smith's employment contract, Mr. Smith shall serve as president and chief executive officer of the Company and his salary shall be $150,000 per annum effective January 1, 1997, increasing to $175,000 per annum on January 1, 1998, and to $200,000 per annum by January 1, 1999. Mr. Smith's salary for 1996 was $110,000. In addition, pursuant to Mr. Smith's contract, he shall have the right to receive on the first business day of each January during the term of his contract options to acquire 100,000 shares of Common Stock at the lower of market value as of such date or the average closing price for the first six months of each year of his contract. Finally, pursuant to Mr. Smith's employment contract, in the event there is a change in control of the Company, Mr. Smith shall be granted a five year consulting contract at $200,000 per year.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Digital's Directors, Executive Officers, and persons who own more than 10% of Digital's outstanding common stock to file reports of ownership and changes in ownership with the SEC. Directors, Executive Officers, and shareholders of more the 10% of Digital's common stock are required by SEC regulations to furnish Digital with copies of the Section 16(a) forms they file.

      Based solely on a review of the copies of such forms furnished to Digital, or written representations that such filings were not required, Digital believes that, during the calendar year 1996, all Section 16(a) filing requirements applicable to its Directors and Officers were complied with.

STOCK PLANS

      EMPLOYEE STOCK PURCHASE PLAN. The Company has adopted an Employee Stock Ownership Plan ("ESOP") in conformity with ERISA requirements. As of December 31, 1996, the ESOP owns, in the aggregate, 173,333 shares of the Company's Common Stock. In June 1996, the ESOP entered into a $500,000 loan with San Jose National bank to finance the purchase of shares. The Company has guaranteed the repayment of the loan, and it is intended that Company contributions to the ESOP will be used to pay off the loan. All employees of the Company participate in the ESOP on the basis of level of compensation and length of service. Participation in the ESOP is subject to vesting over a six-year period. The shares of the Company's Common Stock owned by the ESOP are voted by the ESOP trustees. Mr. Smith, President and Chief Executive Officer of the Company, is one of two trustees of the ESOP.

      1996 STOCK OPTION PLAN. The Company has established a 1996 Stock Option Plan (the "1996 Plan"). The purpose of the 1996 Plan is to encourage stock ownership by employees, officers, and directors of the Company to give them a greater personal interest in the success of the business and to provide an added incentive to continue to advance in their employment by or service to the Company. A total of 513,000 options are authorized to be issued under the Plan, of which 303,500 options have already been issued. Of these stock options, 275,500 vest after two years and 28,000 vest over a four year period. The 1996 Plan provides for the grant of either incentive or non-statutory stock options. The exercise price of any incentive stock option granted under the 1996 Plan may not be less than 100% of the fair market value of the Common Stock of the Company on the date of grant. The fair market value for which an optionee may be granted incentive stock options in any calendar year may not exceed $100,000. Shares subject to options under the 1996 Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the 1996 Plan is exercisable for ten years. The 1996 Plan is administered by the Compensation Committee which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The 1996 Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. Each incentive stock option is exercisable,  during  the lifetime of the optionee, only so long as the
optionee remains employed by the  Company.   No  option  is transferrable by
the  optionee  other than by will or the laws of descent and distribution.

OTHER STOCK OPTIONS

      The Company, as of December 31, 1996, has outstanding options to acquire 235,500 shares of common stock at $1.80 per share. These options were granted to employees in May 1993 and vest over a four-year period.

401(K) PLAN

      The Company has adopted a tax-qualified employee savings and retirement plan (the "401(k) Plan"), which generally covers all of the Company's full-time employees. Pursuant to the 401(k) Plan, employees may make voluntary contributions to the 401(k) Plan up to a maximum of six percent of eligible compensation. These deferred amounts are contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching and Company contributions on behalf of Plan participants. The Company matches contributions at the rate of $.25 for each $1.00 contributed. The Company can also make discretionary contributions. The 401(k) Plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible to the Company when made and neither the contributions nor the income earned on those contributions is taxable to Plan participants until withdrawn. All 401(k) Plan contributions are credited to separate accounts maintained in trust.

      The following table sets forth the options granted to Mr. Smith during the past fiscal year.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                                                        Individual Grants

                                                     % of Total Options
                         Number of Securities            Granted to             Exercise or
                          Underlying Options         Employees in Fiscal        Base Price          Expiration
      Name                    Granted (#)                   Year                  ($/Sh)               Date

Robert O. Smith                61,500{(1)}                  22.3%                  $1.80             May 2006



(1) The options granted to Mr. Smith are subject to a two year vesting period before they may be exercised.

      The following table sets forth the number of options exercised by Mr. Smith and his fiscal year end option values.


                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION VALUES
                                                                    Number of Unexercised     Value of Unexercised
                                                                    Options at FY-End (#)     In-the-Money Options
                                                                                               at FY-End ($){(1)}

                   Shares Acquired on                                 Exercisable/              Exercisable/
Name                  Exercise (#)           Value Realized ($)       Unexercisable             Unexercisable

Robert O. Smith        18,022                    $53,060             124,400 Exercisable/         $627,986/
                                                                      74,000 Unexercisable        $306,360



(1) Market price at December 31, 1996, for a share of common stock was $5.94.

                            PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of April 1, 1997, certain information with respect to the beneficial ownership of shares of Digital common stock by all shareholders known by Digital to be the beneficial owners of more than five percent of the outstanding shares of such common stock, all Directors and Executive Officers of Digital individually, and all Directors and all Executive Officers of Digital as a group. As of April 1, 1997, there were 2,520,775 shares of common stock outstanding.

                                             No. of Shares
                 Name                      Common Stock{(1)}        Percent

Rhodora Finance Corporation Limited            183,464               7.28%
80 Broad Street
Monrovia, Liberia

Digital Power - ESOP                           173,333               6.88%
41920 Christy Street
Fremont, CA  94538

Edward L. Lammerding,                          119,560{(2)}          4.67%
Chairman of the Board

Philip M. Lee,                                 101,750{(3)}          3.99%
Director

Thomas W. O'Neil, Jr.,                         55,000{(4)}           2.16%
Director

Robert O. Smith,                               430,233{(5)}         15.49%
Director and Chief Executive Officer

Claude Adkins,                                  84,000{(6)}          3.24%
Director and Vice President

Philip G. Swany,                                20,000{(7)}             *
Chief Financial Officer

All Directors and Executive Officers
as a group (6 persons)                         860,543{(8)}         28.99%


Footnotes To Table

*       Less than one percent.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Includes 38,440 shares subject to options and warrants exercisable within 60 days. Excludes 24,000 shares owned by Mr. Lammerding's adult children and to a family corporation to which Mr. Lammerding disclaims beneficial ownership.

(3) Includes 59,750 shares held by a family trust of which Mr. Lee is a trustee and 32,000 shares subject to options and warrants exercisable within 60 days.

(4) Includes 30,000 shares subject to options and warrants exercisable within 60 days.

(5) Includes 256,900 shares subject to options and warrants exercisable within 60 days. Also includes 173,333 owned by the Digital Power ESOP of which Mr. Smith is a trustee.

(6) Includes 70,000 shares subject to options and warrants exercisable within 60 days.

(7)     Represents 20,000 shares subject to options exercisable within 60 days.

(8) Includes 447,340 shares subject to options and warrants and exercisable within 60 days. Also includes 173,333 shares owned by the Digital Power ESOP of which Mr. Smith is a trustee and may be deemed a beneficial owner.


                                PROPOSAL NO. 2
                      RETENTION OF HEIN + ASSOCIATES, LLP
                            AS INDEPENDENT AUDITOR


      On June 24, 1996, Digital engaged Hein + Associates, LLP as its independent auditor. The engagement of Hein + Associates, LLP was recommended and approved by Digital's Audit Committee. The Board of Directors considers it desirable that its engagement of the firm Hein + Associates, LLP as independent auditor for the Company and its subsidiaries for the year 1997 be ratified by the shareholders. If not otherwise specified, proxies will be voted in favor of ratification of the appointment.

      If the shareholders do not approve the engagement of Hein + Associates, LLP as its independent auditor, the Board will consider another candidate.

      A representative of Hein + Associates, LLP may be at the Meeting to make a statement and to respond to appropriate questions.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE RETENTION OF HEIN + ASSOCIATES, LLP AS AUDITOR FOR THE COMPANY.


                             CHANGE IN ACCOUNTANTS

      In June 1996, the Company decided to retain Hein + Associates LLP as the Company's independent accountants and dismissed Villanueva, Purcell & Co., the Company's former accountants. The decision to change independent accountants was ratified and approved by the Company's Board of Directors in June 1996. During the relationship between the Company and Villanueva, Purcell & Co., there were no disagreements regarding any matters with respect to accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused Villanueva, Purcell & Co. to make reference to the subject matter of the disagreement in connection with its report. The former accountants' reports were for the years ended December 31, 1994 and 1993. Such reports did not contain an adverse opinion or disclaimer of opinion or qualification of modifications as to uncertainty, audit scope or accounting principles. Prior to retaining Hein + Associates LLP, the Company had not consulted with Hein + Associates LLP regarding accounting principles.

                             CERTAIN TRANSACTIONS

SIERRA RESOURCES CORPORATION

      Sierra Resources Corporation was a venture capital company registered as a business development company under the Securities Act of 1933. Edward L. Lammerding, Chairman of the Board of the Company, was the founder of Sierra Resources Corporation and, from 1983 until 1996, served as its chairman of the board. Previously, but not within the past two fiscal years, Sierra Resources assisted the Company in financing through loans. Sierra Resources Corporation was a principal shareholder of the Company. In August 1996, Sierra Resources received warrants to purchase 100,000 shares of common stock at $5.00 per share for providing certain administrative and financial advice to the Company. On December 17, 1996, Sierra Resources dissolved and distributed to its shareholders shares of Digital common stock and warrants.


                   OTHER MATTERS AND ADDITIONAL INFORMATION

OTHER MATTERS

      The Board of Directors of Digital knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgement in such matters pursuant to discretionary authority granted in the proxy.

      Shareholders should direct any requests for additional information to Digital Power Corporation, 41920 Christy Street, Fremont, California, 94538.

SHAREHOLDER PROPOSALS

      Shareholder proposals to be included in Digital's proxy statement and proxy for its 1998 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the SEC and must be received by Digital no later than Friday, December 5, 1997.


      ALL  SHAREHOLDERS  ARE  URGED  TO  EXECUTE THE ACCOMPANYING PROXY AND  TO
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.   SHAREHOLDERS  MAY REVOKE THE
PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                          Digital Power Corporation
                                          By Order of the Board of Directors

                                          Edward L. Lammerding
                                          Chairman of the Board
April 11, 1997

                           DIGITAL POWER CORPORATION
                    41920 CHRISTY STREET, FREMONT, CA 94538

              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Robert O. Smith and Edward L. Lammerding, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of DIGITAL POWER CORPORATION ("Digital"), held of record by the undersigned on April 1, 1997, at the Annual Meeting of Shareholders to be held on May 21, 1997, at 10:00 a.m. (PDT), at the Newark-Fremont Hilton Hotel located at 39900 Balentine Drive, Newark, California, 94560, and at any and all adjournments thereof.

1.     Election of Directors.

       FOR all nominees listed below _____           WITHOUT AUTHORITY ____
       (except as marked to the contrary below)      (to  vote for all Nominees
                                                      below)

       (INSTRUCTIONS:   TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL
       NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

       Edward L. Lammerding      Philip M. Lee       Thomas W. O'Neil, Jr.
       Robert O. Smith           Claude Adkins

2. Approval of retention of Hein + Associates, LLP, Certified Public Accountants, as the independent auditor of Digital.

       FOR _________       AGAINST _________   ABSTAIN _________

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIVE ABOVE-LISTED DIRECTOR NOMINEES AND FOR PROPOSAL NO. 2.

       Please sign exactly as name appears on the share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

__________________________________        __________________________________
Name (Print)                              Name (Print) (if held jointly)

Dated: ____________


__________________________________        __________________________________
Signature                                 Signature (if held jointly)

__________________________________        __________________________________

__________________________________        __________________________________
(Address)                                 (Address)

I will ___ will not ___ attend the Meeting.
Number of persons to attend: _____.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.